[COVER]

                         Annual Report October 31, 1997

                             O P P E N H E I M E R

                                  Quest Value
                                   Fund, Inc.

                            [Graphic of Calculator]

                            [OppenheimerFunds Logo]
                            THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

[bullet] Within the insurance industry we found many highly competitive companies that dominated niche markets and were able to increase their earnings.

[bullet] We employ a "bottom up" strategy to stock selection, carefully evaluating each company on its individual merits rather than attempting to maintain a percentage of holdings in any one sector.


Contents

 3   President's Letter
 4   Fund Performance
 6   An Interview with the Fund's Manager
11   Statement of Investments
14   Statement of Assets & Liabilities
16   Statement of Operations
17   Statements of Changes in Net Assets
18   Financial Highlights
21   Notes to Financial Statements
27   Report of Independent Accountants
28   Federal Income Tax Information
29   Shareholder Meeting
30   Officers & Directors
32   Information & Services


Avg Annual Total Returns

For the 1-year period ended
10/31/97 (without sales charges)(1)

Class A
25.41%

Class B
24.71%

Class C
24.79%

Class Y
(Since inception on 12/16/96)
24.55%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

                      2 Oppenheimer Quest Value Fund, Inc.

[PICTURE OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer Quest Value Fund, Inc.


Dear shareholder,
--------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.
      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.
      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.
      We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.
      For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill
November 21, 1997

                      3 Oppenheimer Quest Value Fund, Inc.

 Performance update
--------------------------------------------------------------------------------

Oppenheimer Quest Value Fund, Inc. has performed very well during the period. In fact, for the one-year period ended October 31, 1997, its Class A shares provided an average annual total return of 25.41%, without sales charges.(2)

Growth of $10,000
Over five years
(without sales charges)(3)

Oppenheimer Quest
Value Fund, Inc.
Class A shares           S&P 500 Index

10000                    10000
10738                    10503
11010                    10982
11174                    11015
11420                    11300
11441                    11562
11155                    11123
11327                    11170
11822                    11716
11538                    11714
12816                    12855
14145                    14082
15330                    15201
15820                    16117
17241                    16982
17751                    17744
18716                    18292
19865                    19817
20053                    20348
22767                    23901
24412                    25692

Avg Annual Total Returns
For the Period Ended 9/30/97(1)

Class A
 1 year   5 year   10 year
 22.93%   18.13%   13.29%

Class B
                   Since
 1 year   5 year   Inception
 24.76%   N/A      19.24%

Class C
                   Since
 1 year   5 year   Inception
 28.84%   N/A      19.52%

Class Y
                   Since
 1 year   5 year   Inception
 N/A      N/A      26.30%

Cumulative Total Return
For the Period Ended 9/30/97(1)

Class A
 5 year
 130.08%   $22,886(3)

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 4/30/80. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

                      4 Oppenheimer Quest Value Fund, Inc.

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Quest Value Fund, Inc. is for investors looking for capital appreciation.

What We Look For
[bullet] Quality established businesses.
[bullet] Management motivated to work for shareholders.
[bullet] Companies believed to be undervalued.
[bullet] High return on capital vs. high growth.


Top 10 Stock Holdings(4)
 ..............................................................
ACE Ltd.               8.0%    Freddie Mac                 3.3%
 ..............................................................
EXEL Ltd.              7.7     Tenet Healthcare Corp.      3.3
 ..............................................................
Lockheed Martin Corp.  4.6     Wells Fargo & Co.           3.2
 ..............................................................
Caterpillar, Inc.      4.3     McDonald's Corp.            3.0
 ..............................................................
General Re Corp.       3.6     LucasVarity plc, ADR        2.8
 ..............................................................

Sector Weightings(4)

[PIE CHART]

Financial                41.2%
Industrial               21.8
Consumer Cyclical        13.4
Technology                9.6
Consumer Non-Cyclical     7.5
Basic Materials           6.5


2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.
4. Portfolio is subject to change. Percentages are as of October 31, 1997 and are based on total market value of stock holdings.


                      5 Oppenheimer Quest Value Fund, Inc.

An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the 12-month period ended October 31, 1997? Oppenheimer Quest Value Fund, Inc. Class A shares provided an average annual total return, without sales charges, of 25.41% for the one-year period ended October 31, 1997.(1)

Why did stock prices rise and fall so sharply during the period? The stock market has advanced close to 30% in the one- year period which ended October 31, 1997, and over 90% in the past three years. The two periods of modest decline in the past year seem to have been inspired by fears of excessive growth which could lead to inflation, and, later in the year, by fears that the deflation which occurred in Asia could spread to the United States. Such corrections are a necessary aspect of allowing economic fundamentals and financial markets to come more closely into balance. These adjustments now occur more rapidly than they did a few years ago, but from a longer- term perspective, the market does not seem significantly more volatile.

        It is important to understand, however, that Oppenheimer Quest Value Fund, Inc. is primarily interested in the fundamental financial attributes of individual companies, not of the market as a whole, and not even of industry sectors within the market. The portfolio is constructed one stock at a time, with an intense focus on identifying companies that can sustain a superior return on invested capital, yet are selling in the market at modest valuations.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

[CALLOUT]
"We manage
the portfolio
one stock
at a time."

                      6 Oppenheimer Quest Value Fund, Inc.

[PHOTO OF EILEEN ROMINGER, Portfolio Manager]
Portfolio Manager
Eileen Rominger

Did your "bottom-up" approach lead you to companies in certain market sectors?

Yes, we happened to find a number of fundamentally attractive companies in the insurance industry. This was not because the insurance industry itself was attractive, but rather because these individual companies are highly competitive in niche markets that are difficult for others to enter successfully. For example, as of October 31, the two largest holdings in our portfolio were ACE Ltd. and EXEL Ltd. Both participate in specialty businesses such as excess liability insurance, property catastrophe reinsurance, satellite insurance and political risk insurance. Both companies are number one in their markets, generate excess cash flow and are well capitalized. In addition, they both made acquisitions in the past year that will help them increase their earnings.
        The Fund also benefited from our holdings in an insurance company that writes nonstandard automobile insurance, including insurance for drivers that other companies will not cover. This company has demonstrated that they know how to manage these risks--they have one of the lowest expense ratios in the industry, and they can charge a premium price. They recently entered the market for standard automobile insurance, and we expect them to do quite well.


                      7 Oppenheimer Quest Value Fund, Inc.

An interview with your Fund's manager
--------------------------------------------------------------------------------

What other opportunities have you found over the past year?

Each of the Fund's holdings has its own set of competitive advantages that may enable it to achieve superior profitability over time. For example, Lockheed Martin Corp. has built great economies of scale as the defense industry has consolidated and is now poised to reap the rewards in the form of cost synergies and cash flow growth. Caterpillar, Inc. is another company in the portfolio which is generating very strong cash flow as a result of a multi-year program of cost cutting, new product introduction, and expansion into international markets.
        Among financial companies, General Re Corp.'s competitive advantages are its loyal customer base, its direct mode of product distribution, and its strong balance sheet. General Re's cash flow has steadily risen and has been consistently employed in ways that have enhanced shareholder value.
        An important characteristic of all of these companies is that not only are they powerful business franchises, but their stock prices present compelling values in the market.

Have you had any disappointing investments in the past year?

Yes, we have. The management of the newly combined LucasVarity plc encountered some delays in achieving their cost-cutting goals for the firm, which were compounded by weak trading conditions in some of their European markets. The shares underperformed the mar-ket as a result. We continue to believe that the strong market positions enjoyed by the company, the growing cash flow, and the management's strong record of working for the shareholders will generate better results in the coming year.

[CALLOUT]
"We look for
investments with
strong prospects
for the long
term . . ."


                      8 Oppenheimer Quest Value Fund, Inc.

What do you look for when making new investments?

First, we seek to invest in companies that we believe have solid fundamentals to support their businesses in good economic times and bad. Second, we pay careful attention to the price we pay for those companies. We look for situations in which great companies are selling for less than their fair values.
        Perhaps most important, we look for investments with strong prospects for the long term. That's because we approach these businesses as owners, not as traders. In our view, being an owner of high-quality businesses represents The Right Way to Invest.

[CALLOUT]
". . .because we
approach these
businesses
as owners,
not as traders."

                      9 Oppenheimer Quest Value Fund, Inc.

Financials
--------------------------------------------------------------------------------














                     10 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Statement of Investments  October 31, 1997
-------------------------------------------------------------------------------

                                                              Market Value
                                                  Shares      See Note 1
=========================================================================
Common Stocks--81.9%
-------------------------------------------------------------------------
Basic Materials--5.3%
-------------------------------------------------------------------------
Chemicals--4.5%
Du Pont (E.I.) De Nemours & Co.                 370,000       $21,043,750
-------------------------------------------------------------------------
Hercules, Inc.                                  241,000        11,055,875
-------------------------------------------------------------------------
Monsanto Co.                                    365,000        15,603,750
-------------------------------------------------------------------------
Solutia, Inc.                                    43,000           951,375
                                                              -----------
                                                               48,654,750
-------------------------------------------------------------------------
Metals-- 0.5%
Freeport-McMoRan Copper & Gold, Inc., Cl. B     229,290         5,474,299
-------------------------------------------------------------------------
Paper-- 0.3%
Champion International Corp.                     60,000         3,311,250
-------------------------------------------------------------------------
Consumer Cyclicals--10.9%
-------------------------------------------------------------------------
Autos & Housing -- 0.7%
Security Capital Group, Inc.(1)                   5,258         7,887,405
-------------------------------------------------------------------------
Leisure & Entertainment--6.5%
AMR Corp.(1)                                    187,000        21,773,812
-------------------------------------------------------------------------
Carnival Corp., Cl. A                           450,000        21,825,000
-------------------------------------------------------------------------
McDonald's Corp.                                600,000        26,887,500
                                                              -----------
                                                               70,486,312
-------------------------------------------------------------------------
Media--1.5%
Omnicom Group, Inc.                             225,500        15,925,937
-------------------------------------------------------------------------
Retail: General--2.2%
May Department Stores Cos.                      448,000        24,136,000
-------------------------------------------------------------------------
Consumer Non-Cyclicals--6.2%
-------------------------------------------------------------------------
Healthcare/Drugs-- 0.7%
Warner-Lambert Co.                               55,000         7,875,312
-------------------------------------------------------------------------
Healthcare/Supplies & Services--4.4%
Becton, Dickinson & Co.                         398,000        18,332,875
-------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                       955,500        29,202,469
                                                              -----------
                                                               47,535,344
-------------------------------------------------------------------------
Household Goods--1.1%
Avon Products, Inc.                             175,600        11,501,800


                     11 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Statement of Investments  (Continued)
-------------------------------------------------------------------------------
                                                      Market Value
                                          Shares      See Note 1
------------------------------------------------------------------
Financial--33.8%
------------------------------------------------------------------
Banks-- 6.7%
BankBoston Corp.                           273,000    $ 22,130,062
------------------------------------------------------------------
Citicorp                                   170,000      21,260,625
------------------------------------------------------------------
Wells Fargo & Co.                           98,666      28,748,806
                                                      ------------
                                                        72,139,493
------------------------------------------------------------------
Diversified Financial--4.7%
Countrywide Credit Industries, Inc.        620,000      21,273,750
------------------------------------------------------------------
Freddie Mac                                772,000      29,239,500
                                                      ------------
                                                        50,513,250
------------------------------------------------------------------
Insurance --22.4%(2)
ACE Ltd.                                   766,200      71,208,712
------------------------------------------------------------------
AFLAC, Inc.                                329,050      16,740,419
------------------------------------------------------------------
American International Group, Inc.          88,500       9,032,531
------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.         400,000      15,050,000
------------------------------------------------------------------
EXEL Ltd.                                1,131,400      68,378,987
------------------------------------------------------------------
General Re Corp.                           164,000      32,338,750
------------------------------------------------------------------
Mid Ocean Ltd.                             259,900      16,861,013
------------------------------------------------------------------
Progressive Corp.                          127,000      13,239,750
                                                      ------------
                                                       242,850,162
------------------------------------------------------------------
Industrial--17.8%
------------------------------------------------------------------
Electrical Equipment-- 0.9%
General Electric Co.                       150,400       9,710,200
------------------------------------------------------------------
Industrial Materials--1.2%
Armstrong World Industries, Inc.           190,000      12,646,875
------------------------------------------------------------------
Industrial Services-- 0.8%
Donnelley (R.R.) & Sons Co.                280,000       9,135,000
------------------------------------------------------------------
Manufacturing--13.1%
AlliedSignal, Inc.                         300,000      10,800,000
------------------------------------------------------------------
Caterpillar, Inc.                          740,000      37,925,000
------------------------------------------------------------------
Dover Corp.                                340,000      22,950,000
------------------------------------------------------------------
Grand Metropolitan plc, Sponsored ADR      350,000      13,081,250
------------------------------------------------------------------
LucasVarity plc, ADR                       720,900      24,600,713
------------------------------------------------------------------
Tenneco, Inc.                              216,000       9,706,500
------------------------------------------------------------------
Textron, Inc.                              400,000      23,125,000
                                                      ------------
                                                       142,188,463
------------------------------------------------------------------
Transportation--1.8%
Canadian Pacific Ltd. (New)                650,000      19,378,125

                     12 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             Market Value
                                                  Shares      See Note 1
----------------------------------------------------------------------------
Technology--7.9%
----------------------------------------------------------------------------
Aerospace/Defense --3.8%
Lockheed Martin Corp.                              430,000    $   40,876,875
----------------------------------------------------------------------------
Computer Hardware --0.7%
Adaptec, Inc.(1)                                   150,000         7,265,625
----------------------------------------------------------------------------
Electronics--1.8%
Arrow Electronics, Inc.(1)                         179,000         5,079,125
----------------------------------------------------------------------------
Avnet, Inc.                                        231,000        14,538,563
                                                              --------------
                                                                  19,617,688
----------------------------------------------------------------------------
Telecommunications-Technology--1.6%
Sprint Corp.                                       285,200        14,830,400
----------------------------------------------------------------------------
Tele-Communications TCI Ventures Group, Cl. A(1)   111,177         2,564,020
                                                              --------------
                                                                  17,394,420
                                                              --------------
Total Common Stocks (Cost $617,464,138)                          886,504,585

                                                           Face
                                                           Amount
=========================================================================================
Short-Term Notes--19.2%(3)
-----------------------------------------------------------------------------------------
Beneficial Corp.:
5.50%, 12/4/97                                            $  3,377,000          3,359,974
5.51%, 12/10/97                                             25,000,000         24,850,771
-----------------------------------------------------------------------------------------
Deere (John) Capital Corp.:
5.47%, 11/6/97                                               1,904,000          1,902,554
5.49%, 11/19/97                                             50,000,000         49,862,750
-----------------------------------------------------------------------------------------
Ford Motor Credit Corp.:
5.48%, 12/8/97                                              39,530,000         39,307,358
5.50%, 11/5/97                                              13,183,000         13,174,947
-----------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.51%, 12/1/97             38,590,000         38,412,703
-----------------------------------------------------------------------------------------
Household Finance Corp., 5.49%, 11/13/97                     3,264,000          3,258,027
-----------------------------------------------------------------------------------------
International Business Machines Corp., 5.48%, 11/10/97       4,112,000          4,106,367
-----------------------------------------------------------------------------------------
Merrill Lynch & Co., 5.53%, 11/3/97                         30,327,000         30,317,688
                                                                               ----------
Total Short-Term Notes (Cost $208,553,139)                                    208,553,139
-----------------------------------------------------------------------------------------
Total Investments, at Value (Cost $826,017,277)                  101.1%     1,095,057,724
-----------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                             (1.1)       (12,294,386)
                                                          ------------      -------------
Net Assets                                                       100.0%    $1,082,763,338
                                                          ============     ==============

1. Non-income producing security.
2. The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.
3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

                     13 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Statement of Assets and Liabilities  October 31, 1997
-------------------------------------------------------------------------------

=========================================================================================
Assets
Investments, at value (cost $826,017,277)--see accompanying statement      $1,095,057,724
-----------------------------------------------------------------------------------------
Cash                                                                              295,542
-----------------------------------------------------------------------------------------
Receivables:
Shares of capital stock sold                                                    7,810,765
Interest and dividends                                                            519,477
-----------------------------------------------------------------------------------------
Other                                                                              18,189
                                                                           --------------
Total assets                                                                1,103,701,697

=========================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                          16,826,880
Shares of capital stock redeemed                                                3,644,431
Distribution and service plan fees                                                231,537
Transfer and shareholder servicing agent fees                                      74,868
Other                                                                             160,643
                                                                           --------------
Total liabilities                                                              20,938,359

=========================================================================================
Net Assets                                                                 $1,082,763,338
                                                                           ==============

=========================================================================================
Composition of Net Assets
Par value of shares of capital stock                                       $   53,140,214
-----------------------------------------------------------------------------------------
Additional paid-in capital                                                    707,981,325
-----------------------------------------------------------------------------------------
Undistributed net investment income                                             4,754,927
-----------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                       47,846,425
-----------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                            269,040,447
                                                                           --------------
Net assets                                                                 $1,082,763,338
                                                                           ==============


                     14 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $699,230,322 and 34,130,613 shares of capital stock outstanding)            $20.49
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                    $21.74
-------------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $298,348,393 and 14,788,764 shares of capital stock outstanding)            $20.17
-------------------------------------------------------------------------------------

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $82,098,206 and 4,070,613 shares of capital stock outstanding)              $20.17
-------------------------------------------------------------------------------------

Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $3,086,417 and 150,224 shares of capital stock outstanding)      $20.55

See accompanying Notes to Financial Statements.

                     15 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Statement of Operations  For the Year Ended October 31, 1997
-------------------------------------------------------------------------------

====================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $69,652)                 $ 10,022,532
------------------------------------------------------------------------------------
Interest                                                                   9,123,410
                                                                        ------------
Total income                                                              19,145,942

====================================================================================
Expenses
Management fees--Note 4                                                    7,708,982
------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                    2,797,969
Class B                                                                    2,001,839
Class C                                                                      558,092
------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                        742,902
------------------------------------------------------------------------------------
Shareholder reports                                                          222,784
------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                      115,978
Class B                                                                       56,901
Class C                                                                       15,512
Class Y                                                                          600
------------------------------------------------------------------------------------
Custodian fees and expenses                                                   34,544
------------------------------------------------------------------------------------
Legal and auditing fees                                                       34,224
------------------------------------------------------------------------------------
Directors' fees and expenses                                                  13,184
------------------------------------------------------------------------------------
Other                                                                         71,008
                                                                        ------------
Total expenses                                                            14,374,519

====================================================================================
Net Investment Income                                                      4,771,423

====================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                          47,887,290
------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments     127,277,273
                                                                        ------------
Net realized and unrealized gain                                         175,164,563

====================================================================================
Net Increase in Net Assets Resulting from Operations                    $179,935,986
                                                                        ============

See accompanying Notes to Financial Statements.

                     16 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                           Year Ended October 31,
                                                           1997               1996
==========================================================================================
Operations
Net investment income                                      $   4,771,423      $  2,018,194
------------------------------------------------------------------------------------------
Net realized gain                                             47,887,290        31,502,109
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation        127,277,273        69,588,617
                                                           --------------     ------------
Net increase in net assets resulting from operations         179,935,986       103,108,920

==========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                       (1,801,385)       (1,990,608)
Class B                                                         (107,344)         (187,734)
Class C                                                          (27,574)          (36,026)

------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                      (22,962,861)      (18,878,099)
Class B                                                       (6,696,217)       (2,778,986)
Class C                                                       (1,768,806)         (689,670)

==========================================================================================
Capital Stock Transactions
Net increase in net assets resulting from capital stock
transactions--Note 2:
Class A                                                      186,699,902        67,398,927
Class B                                                      151,470,057        59,694,507
Class C                                                       42,571,844        15,679,507
Class Y                                                        2,817,095                --
==========================================================================================
Net Assets
Total increase                                               530,130,697       221,320,738
------------------------------------------------------------------------------------------
Beginning of period                                          552,632,641       331,311,903
                                                           --------------     ------------
End of period (including undistributed net investment
income of $4,754,927 and $1,919,807, respectively)        $1,082,763,338      $552,632,641
                                                          ==============      ============

See accompanying Notes to Financial Statements.

                     17 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------

                                           Class A
                                           ------------------------------------------------------------
                                           Year Ended October 31,
                                           1997          1996(3)     1995         1994         1993
=======================================================================================================
Per Share Operating Data:
Net asset value, beginning of period         $17.30       $14.51       $12.59       $12.51       $11.71
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    .11          .08          .12(4)       .09(4)       .05(4)
Net realized and unrealized gain (loss)        4.07         3.79         2.71          .50         1.34
                                             ------       ------       ------       ------       ------
Total income (loss) from investment
operations                                     4.18         3.87         2.83          .59         1.39
-------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income           (.07)        (.10)        (.08)        (.04)        (.05)
Distributions from net realized gain           (.92)        (.98)        (.83)        (.47)        (.54)
                                             ------       ------       ------       ------       ------
Total dividends and distributions to
shareholders                                   (.99)       (1.08)        (.91)        (.51)        (.59)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $20.49       $17.30       $14.51       $12.59       $12.51
                                             ======       ======       ======       ======       ======

=======================================================================================================
Total Return, at Net Asset Value(5)           25.41%       28.39%       24.74%        5.01%       12.27%

=======================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                             $699,230     $412,246     $282,615     $238,085     $245,320
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $560,582     $338,429     $257,240     $237,923     $205,074
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                   0.74%        0.58%        0.90%        0.72%        0.40%
Expenses                                       1.60%        1.71%        1.68%        1.71%        1.75%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                     19.7%        36.0%        36.0%        49.0%        27.0%
Average brokerage commission rate(8)        $0.0573      $0.0559           --           --           --

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
3. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
4. Based on average shares outstanding for the period.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                     18 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Class B                                                                    Class C
-----------------------------------------------------------------------    ----------------------
Year Ended October 31,                                                     Year Ended October 31,
1997            1996(3)       1995            1994          1993(2)        1997          1996(3)
=================================================================================================
  $17.08        $14.37         $12.53          $12.51        $12.66         $17.07        $14.35
--------      --------      ---------       ---------       -------        -------       -------
     .05           .05            .05(4)          .02(4)       (.01)(4)        .05           .04
    3.97          3.71           2.69             .50          (.14)          3.98          3.71
--------      --------      ---------       ---------       -------        -------       -------
    4.02          3.76           2.74             .52          (.15)          4.03          3.75
-------------------------------------------------------------------------------------------------
    (.01)         (.07)          (.07)           (.03)           --           (.01)         (.05)
    (.92)         (.98)          (.83)           (.47)           --           (.92)         (.98)
--------      --------      ---------       ---------       -------        -------       -------
    (.93)        (1.05)          (.90)           (.50)           --           (.93)        (1.03)
--------      --------      ---------       ---------       -------        -------       -------
  $20.17        $17.08         $14.37          $12.53        $12.51         $20.17        $17.07
========      ========      =========       =========       =======       ========      ========

=================================================================================================
   24.71%        27.76%         24.08%           4.43%        (1.19)%        24.79%        27.73%

=================================================================================================
$298,348      $111,130        $38,557         $14,373        $2,015        $82,098       $29,256
--------      --------      ---------       ---------       -------        -------       -------
$200,752       $68,175        $25,393          $8,341        $1,136        $55,969       $18,099
--------      --------      ---------       ---------       -------        --------      --------
    0.25%         0.06%          0.36%           0.14%        (1.19)%(6)      0.25%         0.06%
    2.10%         2.26%          2.21%           2.24%         2.27%(6)       2.10%         2.20%
--------      --------      ---------       ---------       -------        -------      --------
    19.7%         36.0%          36.0%           49.0%         27.0%          19.7%         36.0%
 $0.0573       $0.0559             --              --            --        $0.0573       $0.0559


6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $387,455,107 and $129,795,392, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.

                     19 Oppenheimer Quest Value Fund, Inc.

                                            Class C                                         Class Y
                                            ---------------------------------------------   ------------
                                                                                            Period Ended
                                             Year Ended October 31,                         October 31,
                                             1995             1994           1993(2)        1997(1)
========================================================================================================
Per Share Operating Data:
Net asset value, beginning of period          $12.52          $12.50         $12.66          $16.50
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .04(4)          .01(4)        (.01)(4)         .10
Net realized and unrealized gain (loss)         2.70             .51           (.15)           3.95
                                             -------         -------        -------          ------
Total income (loss) from investment
operations                                      2.74             .52           (.16)           4.05
--------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.08)           (.03)            --              --
Distributions from net realized gain            (.83)           (.47)            --              --
                                             -------         -------        -------          ------
Total dividends and distributions
to shareholders                                 (.91)           (.50)            --              --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $14.35          $12.52         $12.50          $20.55
                                             =======          ======         ======          ======

========================================================================================================
Total Return, at Net Asset Value(5)            24.10%           4.45%         (1.26)%         24.55%

========================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                               $10,140          $3,581           $221          $3,086
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $6,711          $1,725           $169          $1,372
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                    0.31%           0.09%         (0.90)%(6)       1.20%(6)
Expenses                                        2.26%           2.28%          2.27%(6)        1.19%(6)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      36.0%           49.0%          27.0%           19.7%
Average brokerage commission rate(8)              --              --             --         $0.0573

                     20 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

===============================================================================
1. Significant Accounting Policies
Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in equity securities of companies believed by the Manager to be undervalued. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                     21 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

1. Significant Accounting Policies (continued)
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     22 Oppenheimer Quest Value Fund, Inc.

2. Capital Stock
The Fund has authorized 100 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                               Year Ended October 31, 1997(1)   Year Ended October 31, 1996
                               ------------------------------   ---------------------------
                               Shares         Amount            Shares         Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                           15,030,841     $ 278,180,029      6,823,030     $109,212,436
Dividends and distributions
  reinvested                    1,380,466        23,316,006      1,381,459       19,409,592
Redeemed                       (6,112,033)     (114,796,133)    (3,849,611)     (61,223,101)
                               ----------     -------------     ----------     ------------
Net increase                   10,299,274     $ 186,699,902      4,354,878     $ 67,398,927
                               ==========     =============     ==========     ============
-------------------------------------------------------------------------------------------
Class B:
Sold                            9,222,271     $ 169,517,668      4,315,316     $ 67,660,385
Dividends and distributions
  reinvested                      382,280         6,387,808        196,585        2,738,062
Redeemed                       (1,323,617)      (24,435,419)      (686,922)     (10,703,940)
                               ----------     -------------     ----------     ------------
Net increase                    8,280,934     $ 151,470,057      3,824,979     $ 59,694,507
                               ==========     =============     ==========     ============
-------------------------------------------------------------------------------------------
Class C:
Sold                            2,955,467     $  54,066,076      1,267,566     $ 20,075,574
Dividends and distributions
  reinvested                      105,641         1,764,202         51,443          716,599
Redeemed                         (704,333)      (13,258,434)      (311,646)      (5,112,666)
                               ----------     -------------     ----------     ------------
Net increase                    2,356,775     $  42,571,844      1,007,363     $ 15,679,507
                               ==========     =============     ==========     ============
-------------------------------------------------------------------------------------------
Class Y:
Sold                              176,674     $   3,355,435             --     $         --
Redeemed                          (26,450)         (538,340)            --               --
                               ----------     -------------     ----------     ------------
Net increase                      150,224     $   2,817,095             --     $         --
                               ==========     =============     ==========     ============

1. For the year ended October 31, 1997 for Class A, B and C and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.
===============================================================================
3. Unrealized Gains and Losses on Investments
At October 31, 1997, net unrealized appreciation on investments of $269,040,447 was composed of gross appreciation of $272,174,847, and gross depreciation of $3,134,400.


                     23 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
-------------------------------------------------------------------------------

4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, and 0.85% of average annual net assets over $800 million. Effective October 22, 1997, the investment advisory agreement was amended to include additional breakpoints for average annual net assets in excess of $800 million. The new investment advisory agreement provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85% of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of average annual net assets, and 0.75% of average annual net assets over $8 billion. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.
              The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1997, the Manager paid $2,660,509 to the Sub-Advisor. On February 13, 1997 PIMCO Advisors L.P. signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.
              For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,638,204, of which $910,431 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $5,794,972 and $474,699, respectively, of which $222,454 and $6,853, respectively, was paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $348,684 and $23,932, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $615,475.


                     24 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of shareholder accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1997, OFDI paid $547,120 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.
              The Fund has adopted Distribution and Service Plans for Class B and C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $44,146 and $35,579, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,751,281 and $350,569, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $7,193,352 for Class B and $740,978 for Class C.


                     25 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
-------------------------------------------------------------------------------

===============================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided the asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the year ended October 31, 1997.


                     26 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Report of Independent Accountants
-------------------------------------------------------------------------------

===============================================================================
To the Board of Directors and Shareholders of Oppenheimer Quest Value Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc. (the Fund), at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended October 31, 1995 were audited by other independent accountants whose report dated December 20, 1995 expressed an unqualified opinion on those statements.




Price Waterhouse LLP


Denver, Colorado
November 21, 1997

                     27 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
-------------------------------------------------------------------------------

===============================================================================
In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
           Distributions of $0.9945, $0.9370 and $0.9366 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 11, 1996, of which $0.8338 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
           Dividends paid by the Fund during the fiscal year ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by 70.26% to arrive at the net amount eligible for the corporate dividend-received deduction.
           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     28 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
Shareholder Meeting (Unaudited)
-------------------------------------------------------------------------------

===============================================================================
On June 2, 1997, a special shareholder meeting was held at which the selection of Price Waterhouse LLP as the independent accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1), the proposed changes to certain of the Fund's fundamental investment policies, including changes to the investment objective were approved (Proposal No. 2), the investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3), the subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors was approved (Proposal No. 4), the Fund's Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 5), the Fund's Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 6), and the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 7) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:


                                                        Withheld/         Broker
Proposal           For                Against           Abstain           Non-Votes      Total
-------------------------------------------------------------------------------------------------------
Proposal No. 1     20,889,092.525       287,701.575       954,970.833     16,579,920     22,131,764.933
Proposal No. 2     19,493,341.968     1,298,010.268     1,357,555.547     16,579,920     22,148,907.783
Proposal No. 3     20,084,238.656       786,542.583     1,278,232.184     16,579,920     22,149,013.423
Proposal No. 4     19,991,516.339       818,803.616     1,340,032.468     16,579,920     22,150,352.423
Proposal No. 5     13,948,867.689       700,107.512     1,050,094.100     11,523,914     15,699,069.301
Proposal No. 6      4,471,016.044       240,150.475       306,841.447      3,970,870      5,018,007.966
Proposal No. 7      1,288,639.000        84,549.036        59,570.281      1,085,198      1,432,758.317



                     29 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
Oppenheimer Quest Value Fund, Inc.
--------------------------------------------------------------------------------

================================================================================
Officers and Directors   Bridget A. Macaskill, Chairman of the Board of
                          Directors and President
                         Paul Y. Clinton, Director
                         Thomas W. Courtney, Director
                         Lacy B. Herrmann, Director
                         George Loft, Director
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              OpCap Advisors

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of Portfolio   State Street Bank and Trust Company
Securities
================================================================================
Independent Accountants  Price Waterhouse LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein


                         This is a copy of a report to shareholders of Oppenheimer Quest Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Value Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                     30 Oppenheimer Quest Value Fund, Inc.

-------------------------------------------------------------------------------
OppenheimerFunds Family
-------------------------------------------------------------------------------

==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund
==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund        Capital Appreciation Fund(1)   Disciplined Value Fund
Enterprise Fund                Quest Capital Value Fund       Quest Value Fund
International Growth Fund      Growth Fund                    Mid Cap Fund
Discovery Fund                 Global Fund                    International Small
Quest Small Cap Value Fund     Quest Global Value Fund         Company Fund
==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund
==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund
==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund     Municipal Fund
==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves
==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

                     31 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account information
www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions

1-800-533-3310

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments
1-800-835-3104



As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


                                                         [OPPENHEIMERFUNDS LOGO]
                                                               Distributor, Inc.

RA0225.001.1097 December 30, 1997